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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 1999


                   The CIT Group Securitization Corporation II
                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        333-34539                                          22-3328188
      333-34539-01                                         22-3411516
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(Commission File Number)                       (IRS Employer Identification No.)


                                  650 CIT Drive
                        Livingston, New Jersey 07039-0491

                           1211 Avenue of the Americas
                            New York, New York 10036
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              (Address of principal executive offices and zip code)


                                 (973) 740-5000
                                 (212) 536-1950
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               Registrants' telephone number, including area code:


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

            Exhibit No.             Description
            -----------             -----------

               99.1                 Computational Materials


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   The CIT Group Securitization Corporation II

                                   By: /s/ FRANK GARCIA
                                       ---------------------------------------
                                       Name:  Frank Garcia
                                       Title: Vice President


                                   The CIT Group, Inc.

                                   By: /s/ FRANK GARCIA
                                       ---------------------------------------
                                           Name:  Frank Garcia
                                           Title: Vice President

Dated: May 12, 1999